Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,453,354.04
Previously Paid Amount	0
Total Fee Amount	6,805.81
Total Offset Amount	0
Net Fee	$ 6,805.81